UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2002

TOREADOR RESOURCES CORPORATION
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction	0-02517 (Commission File Number)	75-0991164 (I.R.S. Employer
of incorporation)		Identification No.)

4809 Cole Avenue, Suite 108
Dallas, Texas
(Address of principal		75205
executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 559-3933

Not Applicable
(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBITS INDEX
EX-99.1 Certification of G. Thomas Graves III, CEO
EX-99.2 Certification of Douglas W. Weir, CFO

Item 9. Regulation FD Disclosure.

     Attached as (i) Exhibit 99.1 is the certification of G. Thomas Graves III, our President and Chief Executive Officer, under Section 906 of the Sarbanes-Oxley Act of 2002, and (ii) Exhibit 99.2 is the certification of Douglas W. Weir, our Chief Financial Officer, under Section 906 of the Sarbanes-Oxley Act of 2002 (collectively, the “Certifications”). The Certifications accompanied as correspondence to the Securities and Exchange Commission the filing of our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 on August 14, 2002.

* * * * *

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TOREADOR RESOURCES CORPORATION

By:	/s/ G. Thomas Graves III

G. Thomas Graves III, President and CEO

Date: August 14, 2002

EXHIBITS INDEX

EXHIBIT
NUMBER	TITLE OF DOCUMENT

99.1	Certification of G. Thomas Graves III, President and Chief Executive Officer, under Section 906 of the Sarbanes-Oxley Act of 2002, and

99.2	Certification of Douglas W. Weir, Chief Financial Officer, under Section 906 of the Sarbanes-Oxley Act of 2002.